                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

AMENDMENT TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED SEPTEMBER 10, 2002

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Bongiovi Entertainment, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        0-23365                                             33-0840184
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

649 SW Whitmore Drive, Port Saint Luci, Florida              334984
-----------------------------------------------              ------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (772) 879-0578

              The Registrant has previously filed its Current Report on Form 8-K, dated September 10, 2002, without certain financial information required by
Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated September 10, 2002, is hereby amended to read as follows:

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)          Balance Sheet as of September 30, 2002 (Unaudited)

                          Statements of Operations for the nine months ended September 30, 2002 and 2001 and the Period From May 8, 2000 (Inception) to September 30, 2002
                         (unaudited).

                          Statements of Cash Flows for the nine months ended September 30, 2002 and 2001 and the Period From May 8, 2000 (Inception) to September 30, 2002
                         (unaudited).

                          Notes to Financial Statements (Unaudited)

                          Report of Independent Auditors

                          Balance Sheet as of December 31, 2001

                          Statements of Operations for the period
                          from May 8, 2000 (Inception) to December 31, 2000 the Year Ended December 31, 2001 and May 8, 2000 (Inception) to December 31, 2001

                          Statement of Stockholders' (Deficit) for the period from May 8, 2000 (inception) to December 31, 2001

                          Statements of Cash Flows for the period
                          from May 8, 2000 (Inception) to December 31, 2000 the Year Ended December 31, 2001 and May 8, 2000 (Inception) to December 31, 2001

                          Notes to Financial Statements.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 28, 2003              BONGIOVI ENTERTAINMENT, INC.

                                      By:  /S/ Robert E. Simmons
                                         ---------------------------------------
                                           Robert E. Simmons
                                           Chief Executive Officer and President

                          BONGIOVI ENTERTAINMENT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                     ASSETS

CURRENT ASSETS
  Cash                                                                $   7,098
  Receivable from officer                                                22,500
  Advance royalties                                                     276,883
                                                                      ----------
    Total current assets                                              $ 306,481
                                                                      ==========

                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
  Due to shareholders                                                 $ 266,825
  Convertible debentures                                                167,000
  Bridge loan                                                            10,000
  Accrued expenses - shareholders                                        11,392
  Accounts payable and accrued expenses                                  54,207
                                                                      ----------
      Total current liabilities                                         509,424
                                                                      ----------

STOCKHOLDERS' (DEFICIT)
   Preferred stock, no par value, 1,000,000 shares
      authorized                                                             --
   Common stock, $.001 par value, non-voting
      8,000,000 shares authorized,                                           --
   Common stock, $.001 par value, voting
      8,000,000 shares authorized,
      8,000,000 shares issued and outstanding                             8,000
  Additional paid in capital                                            450,000
  (Deficit) accumulated during the development stage                   (660,943)
                                                                      ----------
                                                                       (202,943)
                                                                      ----------
                                                                      $ 306,481
                                                                      ==========

            See the accompanying notes to the financial statements.

                                    BONGIOVI ENTERTAINMENT, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF OPERATIONS
                         NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001, AND
                    THE PERIOD FROM INCEPTION (MAY 8, 2000) TO SEPTEMBER 30, 2002
                                             (UNAUDITED)

                                                                                         Inception to
                                                                                         September 30,
                                                         2002              2001               2002
                                                     ------------      ------------      ------------
REVENUE
   Net sales                                         $        --       $        --       $        --
                                                     ------------      ------------      ------------

OPERATING COSTS AND EXPENSES
   General and administrative                            291,471           174,608           643,767
                                                     ------------      ------------      ------------

OTHER EXPENSES:
   Interest expense                                       11,565             3,200            17,176
                                                     ------------      ------------      ------------

NET (LOSS)                                           $  (303,036)      $  (177,808)      $  (660,943)
                                                     ============      ============      ============

PER SHARE INFORMATION (basic and fully diluted)

Weighted average common shares outstanding             8,000,000         8,000,000         8,000,000
                                                     ============      ============      ============

(Loss) per share                                     $     (0.04)      $     (0.02)      $     (0.08)
                                                     ============      ============      ============

                      See the accompanying notes to the financial statements.


                                    BONGIOVI ENTERTAINMENT, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF CASH FLOWS
                         NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001, AND
                    THE PERIOD FROM INCEPTION (MAY 8, 2000) TO SEPTEMBER 30, 2002
                                             (UNAUDITED)

                                                                                Inception to
                                                                                September 30,
                                                    2002            2001            2002
                                                 ----------      ----------      ----------
Cash flow from operating activities:
  Net cash (used in) operating activities        $(185,847)      $(100,023)      $(217,704)
                                                 ----------      ----------      ----------

Cash flows from investing activities:
  Net cash provided by investing activities             --              --              --
                                                 ----------      ----------      ----------

Cash flows from financing activities:
  Net cash provided by financing activities        192,802         105,200         224,802
                                                 ----------      ----------      ----------

Increase in cash                                     6,955           5,177           7,098

Cash -  beginning of period                            143              --              --
                                                 ----------      ----------      ----------

Cash - end of period                             $   7,098       $   5,177       $   7,098
                                                 ==========      ==========      ==========

Supplemental Cash Flow Disclosures:
Cash paid for:
 Interest                                        $      --       $      --       $      --
                                                 ==========      ==========      ==========
 Income taxes                                    $      --       $      --       $      --
                                                 ==========      ==========      ==========

                      See the accompanying notes to the financial statements.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                               September 30, 2002
                                   (Unaudited)

(1)      Basis Of Presentation

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. They do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation have been included. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. For further information refer to the financial statements of Bongiovi Entertainment, Inc. as of December 31, 2001.

(2)      Acquisitions

During September 2002 Interruption Television, Inc. (ITV) issued 16,000,000 shares of its common stock to the shareholders of the Bongiovi Entertainment, Inc. (Bongiovi) in exchange for all of the issued and outstanding common shares of Bongiovi pursuant to an Agreement and Plan of Reorganization. In addition, ITV issued 73,411 shares of common stock for services related to the reorganization. Concurrent with the exchange of shares, ITV changed its name to Bongiovi Entertainment, Inc.

This acquisition of Bongiovi, the accounting acquirer, by ITV a non-operating entity, is considered in substance a capital transaction by the issuance of 3,926,589 shares of common stock by Bongiovi for all of the issued and outstanding common shares of ITV, and will be accounted for as a reverse acquisition, and no goodwill or other intangible assets will be recorded. On this basis, the historical financial statements as of and prior to the acquisition date will represent the operations of Bongiovi.

(3)      Earnings Per Share

The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During the periods presented common stock equivalents were not considered, as their effect would be anti dilutive.

(3)      Related Parties

Through September 2002 shareholders of the Company advanced the Company an aggregate of $266,825. These advances bear interest at 6% per annum and are due on demand.

(4)      Notes Payable

During September 2002 the Company borrowed $10,000 pursuant to a 90-day note with interest at 18% per annum.

(5)      Convertible Debentures

Through September 2002 the Company borrowed an aggregate of $167,000 pursuant to the issuance of convertible debentures. The debentures bear interest at a rate of 8% per annum and are due 1 year from the date of issuance. An aggregate of $32,000 of the debentures are in default and are convertible into 12,800 shares of the Company's common stock at the option of the holder and an aggregate of $135,000 of the debentures are due between April 2003 and August 2003 and are convertible into 27,000 shares of the Company's common stock at the option of the holder.

(6)      Stockholders' (Deficit)

During the period ended September 30, 2002 and from inception to September 30, 2002 officers of the Company contributed an aggregate of $150,000 and $450,000 in unpaid salaries to the capital of the Company.

(7)      Going Concern

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.

The Company has experienced a significant loss from operations as a result of its investment necessary to achieve its operating plan, which is long-range in nature. For the period ended September 30, 2002 and from inception, the Company incurred net losses of $303,036 and $660,943 and has working capital and stockholder deficits of $202,943 at September 30, 2002.

The Company's ability to continue as a going concern is contingent upon its ability to attain profitable operations and secure financing. In addition, the Company's ability to continue as a going concern must be considered in light of the problems, expenses and complications frequently encountered by entrance into established markets and the competitive environment in which the Company operates.

The Company is pursuing equity financing for its operations. Failure to secure such financing or to raise additional capital or borrow additional funds may result in the Company depleting its available funds and not being able pay its obligations.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

                         REPORT OF INDEPENDENT AUDITORS

Stockholders and Board of Directors
Bongiovi Entertainment, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Bongiovi Entertainment, Inc. (A Development Stage Company) as of December 31, 2001, and the related statements of operations, stockholders' (deficit) and cash flows for the period from inception (May 8, 2000) to December 31, 2000, the year ended December 31, 2001 and the period from inception (May 8, 2000) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bongiovi Entertainment, Inc. (A Development Stage Company) as of December 31, 2001, and results of its operations and its cash flows for the period from inception (May 8, 2000) to December 31, 2000, the year ended December 31, 2001 and the period from inception (May 8, 2000) to December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Stark Winter Schenkein & Co., LLP

/s/Stark Winter Schenkein & Co., LLP
------------------------------------
Denver, Colorado
February 4, 2003

                            BONGIOVI ENTERTAINMENT, INC.
                            (A DEVELOPMENT STAGE COMPANY)
                                    BALANCE SHEET
                                  DECEMBER 31, 2001

Assets

Current assets:
   Cash                                                               $     143
                                                                      ----------

Other assets:
   Due from shareholder                                                   7,000
   Artist advance royalties                                             161,330
                                                                      ----------
                                                                        168,330
                                                                      ----------

                                                                      $ 168,473
                                                                      ==========

Liabilities and stockholders' (deficit)

Current liabilities:
   Due to shareholders                                                $ 167,810
   Accrued expenses - shareholders                                        4,625
   Accounts payable and accrued expenses                                 13,945
   Convertible notes payable                                             32,000
                                                                      ----------
     Total current liabilities                                          218,380
                                                                      ----------

Stockholders' (deficit):
   Preferred stock, no par value, 1,000,000 shares
      authorized                                                             --
   Common stock, $.001 par value, non-voting
      8,000,000 shares authorized,                                           --
   Common stock, $.001 par value, voting
      8,000,000 shares authorized,
      8,000,000 shares issued and outstanding                             8,000
   Additional paid in capital                                           300,000
  (Deficit) accumulated during the development stage                   (357,907)
                                                                      ----------
                                                                        (49,907)
                                                                      ----------

                                                                      $ 168,473
                                                                      ==========

             See the accompanying notes to the financial statements.


                                    BONGIOVI ENTERTAINMENT, INC.
                                    (A DEVELOPMENT STAGE COMPANY)
                                      STATEMENTS OF OPERATIONS
                      PERIOD FROM INCEPTION (MAY 8, 2000) TO DECEMBER 31, 2000,
                                THE YEAR ENDED DECEMBER 31, 2001 AND
                    THE PERIOD FROM INCEPTION (MAY 8, 2000) TO DECEMBER 31, 2001


                                                      Inception to        Year Ended      Inception to
                                                      December 31,      December 31,      December 31,
                                                          2000               2001             2001
                                                      ------------      ------------      ------------
Revenue                                               $        --       $        --       $        --
                                                      ------------      ------------      ------------

Operating expenses:
   Selling, general and administrative expenses           110,605           241,731           352,336
                                                      ------------      ------------      ------------
                                                          110,605           241,731           352,336
                                                      ------------      ------------      ------------

(Loss) from operations                                   (110,605)         (241,731)         (352,336)

Other expense:
  Interest                                                     --             5,571             5,571
                                                      ------------      ------------      ------------

Net (loss)                                            $  (110,605)      $  (247,302)      $  (357,907)
                                                      ============      ============      ============

Per share information - basic and fully diluted:

  Weighted average shares outstanding                   8,000,000         8,000,000         8,000,000
                                                      ============      ============      ============

  Net (loss) per share                                $     (0.01)      $     (0.03)      $     (0.04)
                                                      ============      ============      ============

                       See the accompanying notes to the financial statements.


                                         BONGIOVI ENTERTAINMENT, INC.
                                         (A DEVELOPMENT STAGE COMPANY)
                                     STATEMENT OF STOCKHOLDERS' (DEFICIT)
                           PERIOD FROM INCEPTION (MAY 8, 2000) TO DECEMBER 31, 2001

                                                                                                       (Deficit)
                                                                                                      Accumulated
                                                                Common Stock           Additional      During the
                                                          -------------------------     Paid in       Development
                                                            Shares         Amount        Capital         Stage           Total
                                                          ----------     ----------     ----------     ----------      ----------
Beginning balance                                                --      $      --      $      --      $      --       $      --

Common shares issued for services at $.001 per share
  during May 2000                                         8,000,000          8,000             --             --           8,000
Contribution of officers' salaries to capital                    --             --        100,000             --         100,000
Net (loss) for the period                                        --             --             --       (110,605)       (110,605)
                                                          ----------     ----------     ----------     ----------      ----------
Balance December 31, 2000                                 8,000,000          8,000        100,000       (110,605)         (2,605)

Contribution of officers' salaries to capital                    --             --        200,000             --         200,000
Net (loss) for the year                                          --             --             --       (247,302)       (247,302)
                                                          ----------     ----------     ----------     ----------      ----------

Balance at December 31, 2001                              8,000,000      $   8,000      $ 300,000      $(357,907)      $ (49,907)
                                                          ==========     ==========     ==========     ==========      ==========

                            See the accompanying notes to the financial statements.


                                         BONGIOVI ENTERTAINMENT, INC.
                                         (A DEVELOPMENT STAGE COMPANY)
                                           STATEMENTS OF CASH FLOWS
                           PERIOD FROM INCEPTION (MAY 8, 2000) TO DECEMBER 31, 2000,
                                     THE YEAR ENDED DECEMBER 31, 2001 AND
                         THE PERIOD FROM INCEPTION (MAY 8, 2000) TO DECEMBER 31, 2001

                                                                      Inception to     Year Ended     Inception to
                                                                      December 31,    December 31,    December 31,
                                                                          2000            2001            2001
                                                                       ----------      ----------      ----------
Net (loss)                                                             $(110,605)      $(247,302)      $(357,907)
 Adjustments to reconcile net (loss) to net cash (used in)
 operating activities:
 Common shares issued for non cash consideration                           8,000              --           8,000
 Contribution of salaries by officers                                    100,000         200,000         300,000
 Increase in artist advance royalties                                    (49,139)       (112,191)       (161,330)
 Increase in due from shareholder                                         (2,000)         (5,000)         (7,000)
 Increase in accounts payable and accrued expenses - shareholders         53,744         118,691         172,435
 Increase in accounts payable and accrued expenses                            --          13,945          13,945
                                                                       ----------      ----------      ----------
Net cash (used in) operating activities                                       --         (31,857)        (31,857)
                                                                       ----------      ----------      ----------

Cash flows from investing activities:
Net cash (used in) investing activities                                       --              --              --
                                                                       ----------      ----------      ----------

Cash flows from financing activities:
  Proceeds from convertible notes                                             --          32,000          32,000
                                                                       ----------      ----------      ----------
Net cash provided by financing activities                                     --          32,000          32,000
                                                                       ----------      ----------      ----------

Net increase in cash                                                          --             143             143

Beginning - cash balance                                                      --              --              --
                                                                       ----------      ----------      ----------

Ending - cash balance                                                  $      --       $     143       $     143
                                                                       ==========      ==========      ==========

Supplemental cash flow information:
  Cash paid for income taxes                                           $      --       $      --       $      --
                                                                       ==========      ==========      ==========
  Cash paid for interest                                               $      --       $      --       $      --
                                                                       ==========      ==========      ==========

                            See the accompanying notes to the financial statements.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Bongiovi Entertainment, Inc. (the Company) was incorporated May 8, 2000 under the laws of the State of Florida. The Company is an entertainment content provider and independent record label and intends to conduct operations in the music industry. The Company has chosen December 31 as a year-end and is in the development stage.

Revenue Recognition

The Company recognizes revenue when services are provided or products are shipped and is presented net of returns.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2001. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash, accounts payable and convertible notes payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values.

Long Lived Assets

The carrying value of long-lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment, in the future, the Company will measure the amount of the impairment based on the amount that the carrying value of the impaired assets exceed the undiscounted cash flows expected to result from the use and eventual disposal of the from the impaired assets.

Net Income (Loss) Per Common Share

The Company calculates net income (loss) per share as required by Statement of Financial Accounting Standards (SFAS) 128, "Earnings per Share." Basic earnings
(loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings
(loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods in which the Company incurs losses common stock equivalents, if any, are not considered, as their effect would be anti-dilutive.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Advertising Costs

Advertising costs are charged to expense as incurred. Advertising costs charged to expense included in selling, general and administrative expenses, amounted to $6,500, $0 and $6,500 during the period from inception to December 31, 2000 and the year ended December 31, 2001 and the period from inception to December 31, 2001.

Segment Information

The Company follows SFAS 131, Disclosures about "Segments of an Enterprise and Related Information." Certain information is disclosed, per SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. The Company currently operates in a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows SFAS 109 "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS 123, "Accounting for Stock-Based Compensation." The provisions of SFAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" (APB 25) but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option incentive plans.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

Recent Pronouncements

In December 2002, the Financial Accounting Standards Board (FASB) issued SFAS 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of SFAS 123." SFAS 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation from the intrinsic value-based method of accounting prescribed by APB 25. As allowed by SFAS 123, the Company has elected to continue to apply the intrinsic value-based method of accounting, and has adopted the disclosure requirements of SFAS 123. The Company currently does not anticipate adopting the provisions of SFAS 148.

In July 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 provides new guidance on the recognition of costs associated with exit or disposal activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. SFAS 146 supercedes previous accounting guidance provided by the EITF Issue No. 94-3 "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." EITF Issue No. 94-3 required recognition of costs at the date of commitment to an exit or disposal plan. SFAS 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. Early application is permitted. The adoption of SFAS 146 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In April 2002, the FASB issued SFAS 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." Among other things, this statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt" which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB Opinion No. 30, "Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," will now be used to classify those gains and losses. The provisions of SFAS 145 related to the classification of debt extinguishment are effective for years beginning after May 15, 2002. The adoption of SFAS 145 by the Company is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

In November 2001, the EITF of the FASB issued EITF 01-9 "Accounting for Consideration Given by a Vendor to a Subscriber (Including a Reseller of the Vendor's Products)." EITF 01-9 provides guidance on when a sales incentive or other consideration given should be a reduction of revenue or an expense and the timing of such recognition. The guidance provided in EITF 01-9 is effective for financial statements for interim or annual periods beginning after December 15, 2001. The adoption of EITF 01-9 by the Company is not expected to have a material impact on the Company's financial statements.

In August 2001, the FASB issued SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 provides new guidance on the recognition of impairment losses on long-lived assets with definite lives to be held and used or to be disposed of and also issued the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The adoption of SFAS 144 is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

In June 2001, the FASB issued SFAS 143, "Accounting for Asset Retirement Obligations." SFAS 143 requires the fair value of a liability for an asset retirement obligation to be recognized in the period that it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. SFAS 143 is effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 143 is not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In June 2001, the FASB issued SFAS 142, "Goodwill and Other Intangible Assets," which provides for non-amortization of goodwill and intangible assets that have indefinite useful lives, annual tests of impairments of those assets and interim tests of impairment when an event occurs that more likely than not has reduced the fair value of such assets. The statement also provides specific guidance about how to determine and measure goodwill impairments, and requires additional disclosure of information about goodwill and other intangible assets. The provisions of this statement are required to be applied starting with fiscal years beginning after December 15, 2001, and applied to all goodwill and other intangible assets recognized in the financial statements at that date. Goodwill and intangible assets acquired after June 30, 2001 will be subject to the non-amortization provisions of the statement. Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements had not been issued previously. The Company's adoption of the provisions of SFAS 142 are not expected to have a material impact on the Company's financial position, results of operations or cash flows.

In June 2001, the FASB issued SFAS 141, "Business Combinations," which is effective for all business combinations initiated after June 30, 2001. SFAS 141 requires companies to account for all business combinations using the purchase method of accounting, recognize intangible assets if certain criteria are met, as well as provide additional disclosures regarding business combinations and allocation of purchase price. The adoption of SFAS 141 did not have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 2. RELATED PARTY TRANSACTIONS

During the period from inception to December 31, 2000, the year ended December 31, 2001 and the period from inception to December 31, 2001 the Company utilized a recording studio owned by its shareholders and incurred charges aggregating $21,437, $29,210 and $50,647. At December 31, 2001 $39,560 of these amounts remains unpaid.

During the period from inception to December 31, 2000, the year ended December 31, 2001 and the period from inception to December 31, 2001 the shareholders of the Company paid expenses on behalf of the Company aggregating $32,306, $96,122 and $128,250. At December 31, 2001 $128,250 of these amounts remain unpaid. In addition the Company has accrued $4,625 in interest related to these advances through December 31, 2001.

Through December 31, 2001 the Company made cash advances to an officer aggregating $7,000.

NOTE 3. CONVERTIBLE NOTES PAYABLE

Through December 31, 2001 the Company borrowed an aggregate of $32,000 pursuant to the issuance of convertible notes payable. The notes bear interest at a rate of 8% per annum. These notes are in default and are convertible into 12,800 shares of the Company's common stock at the option of the holder.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

NOTE 4. INCOME TAXES

The Company accounts for income taxes under SFAS 109, which requires use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:

         Income tax provision at
          the federal statutory rate              34 %
         Effect of operating losses              (34)%
                                                ------
                                                   -
                                                ======

As of December 31, 2001, the Company has a net operating loss carryforward of approximately $45,000. This loss will be available to offset future taxable income. If not used, this carryforward will expire through 2016. The deferred tax asset of approximately $15,000 relating to the operating loss carryforward has been fully reserved at December 31, 2001. The significant difference between the net operating loss recorded on the Company's books and the loss reported for income tax purposes results from the contribution of salaries by officers aggregating $300,000 to the Company's capital.

NOTE 5. STOCKHOLDERS' (DEFICIT)

Common stock

At inception the Company issued 8,000,000 shares of common stock to officers for services valued at their approximate fair market value of $8,000.

During the period from inception to December 31, 2000, the year ended December 31, 2001 and the period from inception to December 31, 2001 officers of the contributed salaries aggregating $100,000, $200,000 and $300,000 to the Company's capital.

NOTE 6. SUBSEQUENT EVENTS

Acquisition

During September 2002 Interruption Television, Inc. (ITV) issued 16,000,000 shares of its common stock to the shareholders of the Bongiovi Entertainment, Inc. (Bongiovi) in exchange for all of the issued and outstanding common shares of Bongiovi pursuant to an Agreement and Plan of Reorganization. In addition, ITV issued 73,411 shares of common stock for services related to the reorganization. Concurrent with the exchange of shares, ITV changed its name to Bongiovi Entertainment, Inc.

                          Bongiovi Entertainment, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001

This acquisition of Bongiovi, the accounting acquirer, by ITV a non-operating entity, is considered in substance a capital transaction by the issuance of 3,926,589 shares of common stock by Bongiovi for all of the issued and outstanding common shares of ITV, and will be accounted for as a reverse acquisition, and no goodwill or other intangible assets will be recorded. On this basis, the historical financial statements as of and prior to the acquisition date will represent the operations of Bongiovi.

Related Parties

From January to September 2002 certain shareholders of the Company advanced the Company an aggregate of $99,015. These advances bear interest at 6% per annum and are due on demand.

From January through September 2002 the Company made cash advances to an officer aggregating $15,500.

Notes Payable

During September 2002 the Company borrowed $10,000 pursuant to a 90-day note with interest at 18% per annum. This note is in default at December 31, 2001.

Convertible Debentures

From January through September 2002 the Company borrowed an aggregate of $135,000 pursuant to the issuance of convertible debentures. The debentures bear interest at a rate of 8% per annum and are due between April 2003 and August 2003 and are convertible into 27,000 shares of the Company's common stock at the option of the holder.